SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            November 14, 2006

ITRONICS INC.

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                                   Texas                                           33-18582                                  75-2198369

                  (State or other jurisdiction                       (Commission File                             (IRS Employer

                        of incorporation)                                      Number)                                  Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada               89509

                      (Address of Principal Executive Offices)                                  Zip Code

Registrant’s telephone number, including area code:    (775) 689-7696

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Effective November 14, 2006 Paul Durckel has resigned from the Company’s Board of Directors. Mr. Durckel served on the Board from September 1995 through November 14, 2006. His dedicated service is most appreciated by the remaining Board members and by the shareholders of Itronics.

Mr. Durckel is retiring from the Board as he is moving out of state and feels he can no longer effectively serve the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                         ITRONICS INC.

                                                                                             (Registrant)

Date: November 17, 2006                                                       By: /S/ John W. Whitney

                                                                                                    John W. Whitney

                                                                                                    President, Treasurer and Director

                                                                                                    (Principal Executive and Financial

                                                                                                    Officer)